Exhibit 99.3

Investor Presentation
 NobleCon13 Investor PresentationJanuary 30, 2017

 This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995, as amended. Such statements consist of words like “anticipate,” “expect,” “project,” “continue” and similar words. These statements are based on the Company’s and its subsidiaries’ current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, include consumer acceptance of the Company’s products, its ability to deliver new products, the success of its strategy to broaden market channels and the relationships it has with retailers and distributors. Prior success in operations does not necessarily mean success in future operations. The ability of the Company to adequately and affordably fund operations and any growth will be critical to achieving and sustaining any expansion of markets and revenue. The introduction of new products or the expanded availability of products does not mean that the Company will enjoy better financial or business performance. The risks associated with any investment in Capstone Companies, Inc., which is a small business concern and a "penny-stock Company” and, as such, a highly risky investment suitable for only those who can afford to lose such investment, should be evaluated together with the risks and uncertainties more fully described in the Company’s Annual and Quarterly Reports filed with the Securities and Exchange Commission. Capstone Companies, Inc. undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Contents of referenced URLs are not incorporated into this press release.  Safe Harbor

 A designer of innovative LED lighting solutionsfor consumers worldwide…  Recent Price  $0.43  Shares outstanding (millions)  48.1  Market Capitalization (millions)  $20.5  Float (millions)  29.6  Avg. daily volume (3 mo., thousands)  20.5  Insider ownership  38.5%  Book value per share  $0.10  Q3 2016 TTM Revenue (millions)  $29.8  2010 – September 30, 2016 TTM revenue CAGR* 35.1%        Capstone Companies, Inc.  Market data is as of 1/25/17; ownership is as of latest filing; book value per share is as of 9/30/16*Compounded annual growth rate

Diverse LED Lighting Solutions

- **Decorative & Aesthetic**
  - ✓Bath Vanity Lights
  - ✓Sconces
  - ✓Under Cabinet Accent Lights
- **Power Failure**
  - ✓Turns on when the power goes out
- **Safety & Security**
  - ✓Motion Sensor Lights
  - ✓Night Lights






LIGHT & SOUND
BATH VANITY LIGHT
LED







© 2016 OTCQB: CAPC 4

THE Power Failure Solution

Capstone Power Control Technology

- **Capstone Power Control ("CPC") technology makes solid state lighting "Power Failure" ready**
  - ✓ LED bulb with patented technology
    (Patent Number – 9,425,649 / Issued August 23, 2016)
  - ✓ Competitively priced
- **CPC is a proprietary power failure detection and on/off switchable back-up battery lighting technology**
  - ✓ Conserves electricity during prolonged outages
  - ✓ No impact on aesthetic of lighting fixture


CPC
CPC


CPC
CAPSTONE
POWER CONTROL

© 2016
OTCQB: CAPC
5

Building a Leader in LED Lighting

Developing New Products While Building & Deepening Relationships

- **Growing Global LED lighting market**
  - ✓ Expected to grow to ~$42 billion by 2020[1]
  - ✓ Annual growth rate of approximately 13.5%[1]
- **Expanding offerings into all categories of LED home lighting**
  - ✓ Focused on niche product opportunities under exploited by competition
  - ✓ Leveraging product successes & momentum
  - ✓ Ongoing development of innovative and advanced ideas and concepts
- **Branding Strategy: Establishing multiple trusted brands**
  - ✓ Capstone Lighting®
  - ✓ Hoover® Home LED (partnership)
- **Deepening relationships with large retailers**

(1) Source: Allied Market Research, September 2014 Global Light Emitting Diode Market Report

© 2016 OTCQB: CAPC 6

Global Customers & End Markets

- **Reaching end users through multiple channels**
  - ✓ Warehouse Clubs
  - ✓ Big Box Retailers
  - ✓ Home Centers
  - ✓ Online Retailers
- **Expertise in marketing and sales**
  - ✓ Knowledge of purchase practices
  - ✓ Strong relationships built on trust
  - ✓ Responsive, reactive and cost competitive
- **International Markets**
  - ✓ Latin America
  - ✓ Asia Pacific
  - ✓ Europe

Q3 16 TTM Sales: $29.8 million


7%
93%
U.S.
International

© 2016 OTCQB: CAPC 7

Direct Import Strategy

- **Low cost offshore manufacturing**
  - ✓ Manufacturing partners held to compliance, security and equipment evaluation audits
  - ✓ Capstone Hong Kong based team manages and oversees all QA/QC testing
- **On demand manufacturing and importing**
  - ✓ Benefits working capital
- **U.S. warehouse provides capacity for onshore stocking and service when required**


capstone
capstone
LED OUTDOOR
GOOSENECK LANTERN
DUSK TO DAWN SENSOR


LED HOME
LED SURFACE-MOUNTED
MULTI-COLOR ACCENT LIGHTS
RED, GREEN, BLUE or WHITE
Battery Operated
NO WIRING REQUIRED

© 2016 OTCQB: CAPC 8

Rapid Growth

($ in thousands)

Annual Revenue


57% CAGR(1)
$13,624
$15,924
$29,846
2014
2015
Q3'16 TTM

Annual Gross Profit & Margin


$2,782
$3,824
$7,076
20.4%
24.0%
23.7%
2014
2015
Q3'16 TTM

- **Expecting to exceed $30 million revenue for 2016[2]**
- **New accent lights well received by consumer**
- **Launched multi-function bath vanity lighting fixture in 2016**
  - ✓ High efficiency LED lighting
  - ✓ Motion sensing night light
- **More new products launches in pipeline**
- **Gross margin defined by cost of manufacturing and promotional allowances**

(1) Compound Annual Growth Rate
(2) 2016 revenue guidance as of 1/30/2017

© 2016
OTCQB: CAPC
9

capstone®

Significant Operating Leverage

($ in thousands)

Annual Operating Profit & Margin



$3,391
$1,024
(0.8)%
6.4%
11.4
$(109)
2014
2015
Q3'16 TTM

Annual Net (Loss) Income



$3,021
$699
$(437)
2014
2015
3Q'16 TTM

- **Strong operating leverage on higher sales**
- **Interest expense impact:**
  - ✓ 2014: $328 thousand
  - ✓ 2015: $317 thousand
  - ✓ Q3 2016 TTM: $325 thousand
- **Tax rate reflects net operating loss recognition**
  - ✓ Expected to utilize all remaining NOLs by 2H 2017

© 2016

OTCQB: CAPC
10

 Quarterly Revenue  ($ in thousands)  Setting New Records  Quarterly Gross Profit & Margin  20.7%  29.5%  23.9%  12.7%  7.6%  (4.8)%  12.2%  Quarterly Net Income (Loss) & Margin  New products drive record setting revenue and gross profitSeasonality: Promotional scheduling typically dampens Q1 results and drives stronger Q2 and Q3  24.4%

Balance Sheet

($ in thousands)

Net Working Capital % of Sales[1]



27.4%
14.2%
2015
3Q'16 TTM

- **Strong cash generation**
- **Financial flexibility**
- **Low working capital requirements**
  - ✓ Q3 2016 TTM level reflects timing of receivables following record Q3 sales

Total Debt & Stockholders' Equity



$4,781
$2,262
$7,922
$4,340
2015
9/30/16
Debt
Stockholders' Equity

Total Debt to EBITDA[2]



4.0x
2.3x
2015
3Q'16 TTM

(1) Net working capital = (current assets – cash) – (current liabilities – short term debt). Average net working capital is used in calculations.
(2) EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP Net Income to EBITDA and other important disclosures regarding the company's use of EBITDA

© 2016 OTCQB: CAPC 12

Key Takeaways

- ✓ Rapidly growing LED lighting manufacturer
- ✓ Designs and engineers unique products
- ✓ Untapped intellectual property
- ✓ Hoover® license agreement and partnerships accelerate end-user adoption
- ✓ Strong management team with over 100 years combined of experience in international business and offshore manufacturing
- ✓ Established relationships with large retailers
- ✓ Low cost manufacturing → Strong margin profile
- ✓ Direct import distribution → Low working capital

© 2016 OTCQB: CAPC 13

Supplemental Slides

 Highly competitive LED lighting market with several large global manufactures Major competitorsAmertacFeitJascoSylvaniaPrivate-label lighting offered by large retailers impacts market in some geographic regions  Competitive Landscape

 ($ in thousands)  The Company believes EBITDA, a non-GAAP financial measure, is often a useful measure of a Company’s operating performance and is a significant basis used by the Company’s management to measure the operating performance of the Company’s business because EBITDA excludes charges for depreciation and amortization, and interest expense resulting from our debt financings, as well as our provision for income tax expense. EBITDA does not represent and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure for determining operating performance or liquidity that is calculated in accordance with generally accepted accounting principles.   EBITDA RECONCILIATION    Twelve Months Ended         Dec. 31,     Sept. 30,     2015    2016  Net (loss) Income   $ 699       $ 3,021   Interest expense, net   317       325    Provision for income taxes   8       45    Depreciation and amortization   72       67  EBITDA   $ 1,096       $ 3,458